SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement     [  ]  Confidential,  for  Use  of  the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          KEMPER NEW EUROPE FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

                                PRELIMINARY COPY

                          KEMPER NEW EUROPE FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Please take notice that a Special Meeting of Shareholders (the "Meeting") of the shareholders of Kemper New Europe Fund, Inc. (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

          PROPOSAL 1:    To elect Directors of the Fund;

          PROPOSAL 2:    To  approve  a Rule  12b-1  Plan  (for  Class A) and an
                         Amended and Restated Rule 12b-1 Plan (for each of Class
                         B and Class C). AS DESCRIBED IN THE ACCOMPANYING  PROXY
                         STATEMENT,  SHAREHOLDER  APPROVAL  OF  PROPOSAL  2 BY A
                         CLASS  WILL  NOT  RESULT  IN ANY  INCREASE  IN  FEES OR
                         EXPENSES FOR THAT CLASS;

          PROPOSAL 3:    To approve Articles of Amendment and Restatement of the
                         Fund's Articles of Incorporation; and

          PROPOSAL 4:    To  ratify  the  selection  of Ernst & Young LLP as the
                         independent auditors for the Fund for the Fund's current fiscal year.

          The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. Holders of record of shares of the Fund at the close of business on February 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                     By Order of the Board,

                                                     /s/ Maureen E. Kane

                                                     Maureen E. Kane

                                    Secretary

March 6, 2001

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                PRELIMINARY COPY

                          KEMPER NEW EUROPE FUND, INC.
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is being furnished to shareholders of the Kemper New Europe Fund, Inc. (the "Fund"). The Board of Directors (the "Board", the Directors on which are referred to as the "Directors") of the Fund is soliciting proxies from shareholders of the Fund for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Zurich Scudder Investments, Inc., investment manager of the Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001 at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

         Proposal 1 in this Proxy Statement describes the election of Directors, Proposal 2 proposes the adoption of Rule 12b-1 Plans, Proposal 3 relates to the adoption of Articles of Amendment and Restatement of the Articles of Incorporation that govern the Fund and Proposal 4 proposes the ratification of the selection of the Fund's independent auditors. AS DISCUSSED BELOW, SHAREHOLDER APPROVAL OF PROPOSAL 2 BY A CLASS WILL NOT RESULT IN ANY INCREASE IN FEES OR EXPENSES FOR THAT CLASS. In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose Proxy Statement this is.

         THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING [ ] OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Directors of the Fund. The election of new Board members arises out of a restructuring program proposed by ZSI, the investment manager of the Fund. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. In connection with that initiative, the Independent Directors (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Directors of the Fund were nominated after careful consideration by the present Board of Directors. The nominees are listed below. Three of the nominees are currently Directors of the Fund and seven of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as Directors or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Fund and ZSI.

         The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend. The following tables present information about the nominees as well as the Directors not standing for re-election. Each nominee's or Director's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Directors has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

NOMINEES FOR ELECTION AS DIRECTORS:

                                                                  YEAR FIRST
                                                                   BECAME A
NAME (DATE OF BIRTH), PRINCIPAL OCCUPATION AND AFFILIATIONS       BOARD MEMBER

JOHN   W.    BALLANTINE    (2/16/46),(1)                            Nominee
Retired;  formerly,  First  Chicago  NBD
Corporation/The  First  National Bank of
Chicago:    1996-1998   Executive   Vice
President  and  Chief  Risk   Management
Officer;    1995-1996   Executive   Vice
President  and  Head  of   International
Banking;   Director,   First  Oak  Brook
Bancshares,  Inc.,  Oak  Brook  Bank and
Tokheim Corporation.

LEWIS A. BURNHAM  (1/8/33),(1)  Retired;                            Nominee
formerly,  Partner,  Business  Resources
Group;    formerly,    Executive    Vice
President,    Anchor   Glass   Container
Corporation.

MARK  S.  CASADY  (9/12/60),*   Managing                            Nominee
Director,  ZSI; formerly,  Institutional
Sales Manager of an unaffiliated mutual fund distributor.


LINDA C. COUGHLIN (1/1/52),*(2) Managing                            Nominee
Director, ZSI.

DONALD L. DUNAWAY (3/8/37),(1)  Retired;                            Nominee
formerly, Executive Vice President, A.O.
Smith      Corporation      (diversified
manufacturer).

JAMES     R.     EDGAR     (7/22/46),(3)                            [  ]
Distinguished   Fellow,   University  of
Illinois  Institute  of  Government  and
Public   Affairs;    Director,    Kemper
Insurance Companies (not affiliated with
the  Kemper  Funds);  Director,  John B.
Sanfilippo   &  Son,   Inc.;   Director,
Horizon    Group    Properties,    Inc.;
formerly, Governor, State of Illinois.

WILLIAM F. GLAVIN  (8/30/58),*  Managing                            Nominee
Director, ZSI.

ROBERT   B.    HOFFMAN    (12/11/36),(1)                            Nominee
Retired;       formerly,       Chairman,
Harnischfeger      Industries,      Inc.
(machinery  for  the  mining  and  paper
industries); formerly, Vice Chairman and
Chief   Financial   Officer,    Monsanto
Company  (agricultural,   pharmaceutical
and     nutritional/food      products);
formerly,   Vice   President,   Head  of
International      Operations,       FMC
Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger
Industries, Inc.

SHIRLEY   D.    PETERSON    (9/3/41),(1)                            Nominee
Retired;   formerly,   President,   Hood
College;  formerly,  Partner,  Steptoe &
Johnson   (attorneys);   prior  thereto,
Commissioner,  Internal Revenue Service;
prior   thereto,    Assistant   Attorney
General   (Tax),   U.S.   Department  of
Justice; Director, Bethlehem Steel Corp.


FRED B. RENWICK  (2/1/30),(3)  Professor                            [  ]
of Finance,  New York University,  Stern
School  of   Business;   Director,   the
Wartburg Foundation;  Chairman,  Finance
Committee of Morehouse  College Board of
Trustees;   Director,   American   Bible
Society Investment Committee; previously member of the Investment Committee of Atlanta University Board of Trustees;
formerly,  Director of Board of Pensions
Evangelical Lutheran Church in America.

WILLIAM   P.    SOMMERS    (7/22/33),(1)                            Nominee
Retired;  formerly,  President and Chief
Executive  Officer,   SRI  International
(research   and   development);    prior
thereto,   Executive   Vice   President,
Iameter    (medical    information   and
educational  service  provider);   prior
thereto,   Senior  Vice   President  and
Director,  Booz,  Allen & Hamilton  Inc.
(management  consulting firm); Director,
PSI  Inc.,  Evergreen  Solar,  Inc.  and
Litton Industries; Advisor, Guckenheimer
Enterprises;  Consultant  and  Director,
SRI/Atomic Tangerine.

JOHN G. WEITHERS  (8/8/33),(3)  Retired;                            [   ]
formerly,  Chairman  of  the  Board  and
Chief Executive  Officer,  Chicago Stock
Exchange;    Director,    Federal   Life
Insurance  Company;   President  of  the
Members of the Corporation and Trustee, DePaul University.


* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 58 portfolios managed by ZSI.

DIRECTORS NOT STANDING FOR RE-ELECTION:

                                            PRESENT OFFICE WITH THE FUND;
                                         PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (DATE OF BIRTH)                            AND DIRECTORSHIPS

JAMES E. AKINS (10/15/26)              Director;  Consultant on  International,
                                       Political    and    Economic    Affairs;
                                       formerly,  a career U.S. Foreign Service
                                       Officer,  Energy  Adviser  for the White
                                       House  and  U.S.   Ambassador  to  Saudi
                                       Arabia, 1973-1976.

ARTHUR GOTTSCHALK (2/13/25)            Director; Retired; formerly,  President,
                                       Illinois   Manufacturers    Association;
                                       Trustee,    Illinois   Masonic   Medical
                                       Center;    formerly,    Illinois   State
                                       Senator;  formerly, Vice President,  The
                                       Reuben H. Donnelley Corp.; formerly, attorney.

FREDERICK T. KELSEY (4/25/27)          Director; Retired; formerly,  Consultant
                                       to  Goldman,   Sachs  &  Co.;  formerly,
                                       President,   Treasurer  and  Trustee  of
                                       Institutional   Liquid  Assets  and  its
                                       affiliated   mutual   funds;   formerly,
                                       President    and    Trustee,    Northern
                                       Institutional Funds; formerly, President and Trustee, Pilot Funds.

KATHRYN L. QUIRK (12/3/52)*            Director  and Vice  President;  Managing
                                       Director, ZSI.

* Interested person of the Fund, as defined in the 1940 Act.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS -- BOARD AND COMMITTEE MEETINGS

         The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Directors, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Directors (the "Independent Directors"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Directors is approved by shareholders, 75% will be Independent Directors. Each of the nominees that will be considered an Independent Director if elected has been selected and nominated solely by the current Independent Directors of the Fund.

         The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

         Currently, the Board of Directors has an Audit and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee. During calendar year 2000, the Board of Directors met eight times. Each then current Director attended 75% or more of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2000.

AUDIT AND GOVERNANCE COMMITTEE

         The Audit and Governance Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Directors deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Independent Directors, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Fund. Currently, the members of the committee are Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers. The committee held four meetings during calendar year 2000.

OFFICERS

         The following persons are officers of the Fund:





                                            PRESENT OFFICE WITH THE FUND;
NAME (DATE OF BIRTH)                    PRINCIPAL OCCUPATION OR EMPLOYMENT(1)   YEAR FIRST BECAME AN OFFICER(2)

Mark S. Casady (9/21/60)                 President;  Managing  Director,  ZSI;
                                         formerly,     Institutional     Sales            [    ]
                                         Manager  of  an  unaffiliated  mutual
                                         fund distributor.

Linda C. Coughlin (1/1/52)               Director,    Vice    President    and            [    ]
                                         Chairman; [ ], ZSI.

Philip J. Collora (11/15/45)             Vice    President    and    Assistant            [    ]
                                         Secretary;   Attorney,   Senior  Vice
                                         President, ZSI.

Kathryn L. Quirk (12/3/52)               Vice  President;  Managing  Director,            [    ]
                                         ZSI.

William F. Truscott (9/14/60)            Vice  President;  Managing  Director,            [    ]
                                         ZSI.

Carol L. Franklin [(   /   /   )]        Vice President; [  ], ZSI.                       [    ]

Linda J. Wondrack (9/12/64)              Vice    President;     Senior    Vice            [    ]
                                         President, ZSI.

John R. Hebble (6/27/58)                 Treasurer;   Senior  Vice  President,            [    ]
                                         ZSI.

Brenda Lyons (2/21/63)                   Assistant   Treasurer;   Senior  Vice            [    ]
                                         President, ZSI.

Maureen E. Kane (2/14/62)                Secretary;   Vice   President,   ZSI;            [    ]
                                         formerly,  Assistant  Vice  President
                                         of   an    unaffiliated    investment
                                         management   firm;   prior   thereto,
                                         Associate   Staff   Attorney   of  an
                                         unaffiliated   investment  management
                                         firm,   and   Associate,   Peabody  &
                                         Arnold (law firm).

Caroline Pearson (4/1/62)                Assistant   Secretary;  Senior  Vice             [    ]
                                         President,  ZSI formerly,  Associate,
                                         Dechert  Price  &  Rhoads  (law firm)
                                         from 1989-1997.



(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until the first meeting of Directors in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Directors permit in accordance with the By-laws of the Fund.

COMPENSATION OF DIRECTORS AND OFFICERS

         The Fund pays the Independent Directors an annual retainer (paid in quarterly installments) and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Directors currently serve as board members of various other Kemper Funds. ZSI supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Directors are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

         To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Directors agreed not to stand for re-election. Independent Directors of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Directors who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Messrs. Akins, Gottschalk and Kelsey, Independent Directors of the Fund who are not standing for re-election, will each receive such a one-time benefit. The amount received by a director on behalf of each fund for which he serves as a director ranges from $478 to $6,124 (approximately $225,000 in the aggregate for all the Kemper Funds) for Mr. Akins; $159 to $2,035 (approximately $75,000 in the aggregate for all the Kemper Funds) for Mr. Gottschalk; and $797 to $10,194 (approximately $375,000 in the aggregate for all the Kemper Funds) for Mr. Kelsey.

         The following Compensation Table provides in tabular form the following data:

         COLUMN (1) All Directors who receive compensation from the Fund.

         COLUMN (2) Aggregate compensation received by each Director from the Fund during calendar year 2000.

         COLUMN (3) Total compensation received by each Director from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

COMPENSATION TABLE

                            AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
NAME OF DIRECTOR            FROM FUND                   FUND COMPLEX(2)(3)

James E. Akins              [$          ]               [$          ]

James R. Edgar              [$          ]               [$          ]

Arthur R. Gottschalk(1)     [$          ]               [$          ]

Frederick T. Kelsey         [$          ]               [$          ]

Fred B. Renwick             [$          ]               [$          ]

John G. Weithers            [$          ]               [$          ]

(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Fund, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds - Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Gottschalk was [$ ].

(2) Includes compensation for service on the boards of 16 Kemper trusts/corporations comprised of 61 funds. Each Director currently serves on the boards of 16 Kemper trusts/corporations comprised of 58 funds.

(3) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administration agreement for certain funds and the consolidation of certain boards). Such amounts totaled $[ ], $[ ], $[ ], $[ ], $[ ] and $[ ] for Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers, respectively. A portion of these meeting fees were borne by ZSI.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            THAT THE SHAREHOLDERS OF THE FUND VOTE FOR EACH NOMINEE.

PROPOSAL 2: ADOPTION OF RULE 12B-1 PLAN AND AMENDED AND RESTATED RULE 12B-1 PLAN

         The Board has approved, and recommends that Class A shareholders of the Fund approve a Rule 12b-1 Plan (the "Plan"), and that shareholders of each of Class B and Class C of the Fund approve an Amended and Restated Rule 12b-1 Plan (each an "Amended Plan," together the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the 1940 Act. SHAREHOLDER APPROVAL OF THE PLAN OR AN AMENDED PLAN WILL NOT RESULT IN ANY INCREASE IN FEES OR EXPENSES FOR THE APPLICABLE CLASS. A copy of the Plan is attached hereto as Exhibit A (for Class A shareholders). A copy of the forms of Amended Plans are attached hereto as Exhibit B (for shareholders of each of Class B and Class C).

BACKGROUND

         The  Fund,  on  behalf  of  each  Class,  is  currently  a  party  to a
Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606. Pursuant to the terms of the Services Agreement, KDI provides information and administrative services for the benefit of the Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to the Class. KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold shares of the Classes and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

         Each of Class B and Class C has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class. The distribution plan currently in effect for each of Class B and C is dated [ ]. Appendix 1 sets forth the amount of distribution fees paid by the Fund during the fiscal year ended October 31, 2000 pursuant to the distribution plans applicable to Classes B and C.

         Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Directors of the Fund believe that the services that have been performed by KDI under the Services Agreement have been primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the Board has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If the shareholders approve the adoption of the Plan or the Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

TERMS OF THE PLAN AND THE AMENDED PLANS

         As noted above, the Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by the Fund of the administrative services fee to KDI pursuant to Rule 12b-1. Neither the Plan nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. Each Plan for Class A shareholders, if approved, will authorize the payment of the 0.25%
administrative fee under a Rule 12b-1 Plan. Each Amended Plan is identical to the current distribution plan applicable to each of Class B and Class C, except that, in addition to authorizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. The Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, the Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, the Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the Fund and the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

         The Board must approve all material amendments to the Plan or an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

         The Plan and each Amended Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Directors requires the vote of a majority of the Qualified Board Members.
Termination by the shareholders requires the vote of a majority of the outstanding voting securities of the applicable Class.

         In connection with adopting the Plan and each Amended Plan, the Board has adopted amendments to the Services Agreement, which will become effective if the shareholders approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If the shareholders do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect for the applicable class(es).

DIRECTOR CONSIDERATION

         In determining to recommend adoption of the Plan and the Amended Plans, the Board considered a variety of factors. The Directors examined the nature of the services KDI provides pursuant to the Services Agreement and the benefit such services provide to the Fund and the shareholders of the Classes. In addition, the Board considered general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agreements similar to the Services Agreement. The Directors were also advised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Directors believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, the Board has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C). The Directors noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. The Directors also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Directors concluded that it would be in the best interests of the Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF
                  EACH CLASS VOTE IN FAVOR OF THIS PROPOSAL 2.

             PROPOSAL 3: TO APPROVE CERTAIN AMENDMENTS TO THE FUND'S
                            ARTICLES OF INCORPORATION

OUTLINE OF PROPOSAL

         In 1999, the Fund's then stockholders of record approved the Fund's conversion from a closed-end investment company to an open-end investment company. Although the conversion was approved and occurred in 1999, a stockholder's vote to amend the Fund's Articles of Incorporation removing features common to a closed-end investment company did not obtain the required 75% of the votes entitled to be cast by stockholders. The Board of Directors, however, believes that amendments to the Fund's Articles of Incorporation to remove these features is appropriate and in the best interest of the Fund and stockholders. Accordingly, the Board of Directors recommends that stockholders approve amendments to the Articles of Incorporation eliminating provisions that
(i) limit the ability of other entities and persons to acquire control of the Fund, (ii) limit the Fund's freedom to engage in certain transactions, and (iii) limit the ability of the Fund's stockholders to effect changes in the Fund's Board of Directors. These provisions are "anti-takeover provisions". Stockholders are asked to approve amendments to the Articles of Incorporation to eliminate them since the need for "anti-takeover" provisions no longer exists because the Fund was converted to an open-end investment company.

         Proposal 3 specifically asks the stockholders to approve amendments to the Fund's Articles of Incorporation to (a) declassify the Board of Directors,
(b) eliminate super-majority voting requirements and provisions that limit the ability of others to acquire control of the Fund as well as the Fund's freedom to engage in particular transactions, and (c) eliminate the requirement that the number of Directors not exceed 12 and that Directors may only be removed by the affirmative vote of 75% of the votes entitled to be cast for the election of Directors. Changes to these provisions may only be effectuated by the affirmative vote of 75% of the votes entitled to be cast by stockholders.

         A copy of the proposed Amended and Restated Articles of Incorporation, which reflects the amendments contemplated by this Proposal, is attached to this Proxy Statement as Exhibit C.

         The Fund's stockholders are being asked to approve an amendment declassifying the Board of Directors. Currently, the Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors. According to the relevant provision of the Fund's Articles of Incorporation, the term of office of the first class expired on the date of the second annual meeting of stockholders, the term of office of the second class expired on the date of the third annual meeting of stockholders and the term of office of the third class expired on the date of the fourth annual meeting of stockholders. Upon the expiration of the term of the office of each class, the Directors in such class are elected for a term of three years to succeed the Directors whose terms of office expire. The current provisions for a classified Board have the effect of making the removal of incumbent Directors more difficult and time consuming. In general, when a corporation has a classified board of directors, more than one annual meeting of stockholders will be required to effect a change in a majority of the board of directors.

         Elimination of the provisions in the Articles of Incorporation creating a classified Board will permit the Fund to dispense with annual stockholders meetings, except when required by law to hold such meetings. Maryland corporate law provides that, if the articles of incorporation or by-laws of either an open-end or closed-end fund registered under the 1940 Act so provides, then the fund is not required to hold an annual stockholders' meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Articles of Incorporation and By-Laws of the Fund do not so provide. However, the Board of Directors anticipates amending the By-Laws, to go into effect if this Proposal is approved and implemented, to provide that the Fund will not be required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold annual meetings in any year in which it is not so required. By not having to hold annual stockholders' meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and stockholders as of the date of this Proxy Statement, such costs could aggregate approximately [$50,000 TO $60,000] per year.

         The  Fund  would   nevertheless  be  required  to  hold  a  meeting  of
stockholders when stockholder approvals are necessary under the 1940 Act or Maryland law. Under the 1940 Act, the Fund would be required to hold a stockholder meeting if the number of Directors elected by the stockholders was less than a majority of the total number of Directors, to fill vacancies if less than two-thirds of the Directors then holding office have been elected by the stockholders, if a change were sought in the fundamental investment policies of the Fund or in the Investment Advisory Agreement. Maryland law requires the Secretary to call a special meeting of stockholders when requested in writing to do so by the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the special meeting; provided, however, that, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the special meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on any at a special meeting of the stockholders held during the proceeding twelve months. In addition, under the 1940 Act, the Fund will be required to call a special meeting of stockholders to remove Directors if requested by stockholders entitled to cast 10% of the votes entitled to be cast at the meeting.

         The stockholders are also being asked to approve an amendment to the Articles of Incorporation that would eliminate the requirement that the number of Directors shall never be more than 12, as well as the requirement that a Director may be removed only by the affirmative vote of 75% of the votes entitled to be cast for the election of Directors. This vote is higher than the majority vote required under the Maryland General Corporation Law in the absence of a charter provision providing otherwise.

          In addition, the stockholders are being asked to approve an amendment to the Articles of Incorporation to remove certain provisions that limit the Fund's ability to consolidate with or merge with or into another corporation or to voluntarily liquidate or dissolve. Under the Articles of Incorporation, the affirmative vote of 75% (which is higher than that otherwise required under Maryland law or the 1940 Act) of the votes entitled to be cast by stockholders of the Fund is currently required (unless 75% of the Continuing Directors/FN(1)/ approve in which case the affirmative vote of the holders of a majority of the outstanding shares of the Fund would be required) to authorize: (i) a merger or consolidation or share exchange of the Fund with or into another corporation;
(ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions of the Fund effected in the ordinary course of the Fund's business; (iii) the issuance or transfer by the Fund (in one transaction or a series of transactions in any 12 month period) of any securities of the Fund to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $1,000,000 or more excluding (x) sales of any securities of the Fund in connection with a public offering thereof, (y) issuances of any securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and (z) issuances of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund or (iv) a voluntary liquidation or dissolution of the Fund.

         These "anti-takeover" provisions were intended to have the effect of making it more difficult and time-consuming to change majority control of the Board of Directors without its consent and thus to reduce the Fund's vulnerability to an unsolicited takeover proposal and to render more difficult the accomplishment of a merger or the assumption of control by a stockholder. The conversion of the Fund to an open-end investment company eliminated the need for these precautionary measures. Therefore, the Board of Directors has considered and approved, subject to stockholder approval, the amendments to the Articles of Incorporation eliminating the "anti-takeover" provisions contained in the Articles of Incorporation.

         The following chart summarizes the key differences between the Fund's current Articles of Incorporation and the Amended Articles as discussed in this Proposal.

[FN]
(1) A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a "Business Combination" (as defined in the Fund's current Articles of Incorporation) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.




                                              CURRENT ARTICLES                          AMENDED ARTICLES

Stockholder Voting............     Majority voting on most matters;        Super-majority voting requirements
                                   Super-majority vote (i.e., 75%)         eliminated; Substantially all matters
                                   necessary to approve mergers,           that require stockholder approval to be
                                   reorganizations and other "business     decided by majority vote
                                   combinations" and dissolutions unless
                                   approved by the "Continuing
                                   Directors" of the Fund in which case
                                   a majority vote would be required and
                                   to amend certain provisions of the
                                   Articles

Structure of Board of              Classified (staggered) Board divided    Eliminate classified structure and the
   Directors..................     into 3 classes, each class having a     limitation in number of the Directors and
                                   term of 3 years; Maximum number of      the super-majority (i.e., 75%) vote
                                   Directors is 12 and Directors may       necessary to remove Directors
                                   only be removed upon the affirmative
                                   vote of 75% of the stockholders

Annual Stockholder Meetings...     Required to elect Director              No longer required unless the Directors
                                                                           must be elected by the stockholders in
                                                                           accordance with the 1940 Act


REQUIRED VOTE

         Approval of the proposed amendments to the Articles of Incorporation pursuant to this Proposal 3 requires the affirmative vote of 75% of the votes entitled to be cast by stockholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                 OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

             PROPOSAL 4: RATIFICATION OR REJECTION OF THE SELECTION
                             OF INDEPENDENT AUDITORS

         The Board of Directors, including all of the Independent Directors, has selected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

         The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The information in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board [has] [has not] considered whether E&Y's provision of services, the compensation for which is disclosed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees," is compatible with maintaining E&Y's independence.

                                                 FINANCIAL
                                           SYSTEMS INFORMATION
                                                DESIGN AND
                                              IMPLEMENTATION
                                AUDIT FEES        FEES(1)      ALL OTHER FEES(2)

KEMPER NEW EUROPE FUND, INC.

(1)       Represents aggregate fees billed for information technology services.

(2) Represents aggregate fees billed for all other non-audit services, including tax-related services.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL 4.

                             ADDITIONAL INFORMATION

GENERAL

         [Information will be inserted regarding the allocation of expenses associated with the proxy solicitation.] In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of the Fund (for a Fund-wide vote) or Class (for a Class-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Fund-wide or Class-wide vote will require, respectively, the affirmative vote of the holders of a majority of the Fund's or concerned Class' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting at the Meeting. Approval of Proposal 2 as to a Class requires the affirmative vote of a "majority of the outstanding voting securities" of the Class. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Proposal 2 , means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class/Fund present at the meeting if more than 50% of the outstanding voting securities of the Class/Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Class/Fund. Approval of each of Proposals 3 and 4 requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1, and will have the effect of a "no" vote on Proposals 2, 3 and 4.

         Holders of record of the shares of the Fund at the close of business on February 26, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of [ ], 2001, there were [ ] Class A shares, [ ] Class B shares and [ ] Class C shares of the Fund outstanding.

         Appendix 2 sets forth the beneficial owners of more than 5% of each Class of the Fund's shares. To the best of the Fund's knowledge, as of [ ], 2001, no person owned beneficially more than 5% of any Class of the Fund's outstanding shares, except as stated in Appendix 2. Appendix 3 hereto sets forth the number of shares of each series of the Fund owned directly or beneficially by the Directors and by the nominees for election.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[ ]. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the social security or taxpayer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-[ ]. Any proxy given by a shareholder is revocable until voted at the Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

         KDI is the principal underwriter and administrator of the Fund.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

         No Director is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                                    EXHIBIT A

                  FUND:       KEMPER NEW EUROPE FUND, INC. (THE "FUND")
                  CLASS:      CLASS A (THE "CLASS")

                             FORM OF RULE 12B-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

          1. SERVICES. Pursuant to the terms of an Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

          2. PERIODIC REPORTING. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to the Services Agreement and such other information as from time to time shall be reasonably requested by the Board.

          3. CONTINUANCE. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

          4. TERMINATION. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

          5. AMENDMENT. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund for its services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

          6. SELECTION OF NON-INTERESTED BOARD MEMBERS. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

          7. RECORDKEEPING. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

          8. LIMITATION OF LIABILITY. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

          9. DEFINITIONS. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

          10. SEVERABILITY; SEPARATE ACTION. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [      ], 2001]

                                    EXHIBIT B

                  FUND:    KEMPER NEW EUROPE FUND, INC. (THE "FUND")
                  CLASS:   CLASS B (THE "CLASS")

                  FORM OF AMENDED AND RESTATED RULE 12B-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

          1. COMPENSATION. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

          2. ADDITIONAL SERVICES. Pursuant to the terms of an Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

          3. PERIODIC REPORTING. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

          4. CONTINUANCE. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

          5. TERMINATION. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

          6. AMENDMENT. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

          7. SELECTION OF NON-INTERESTED BOARD MEMBERS. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

          8. RECORDKEEPING. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

          9. LIMITATION OF LIABILITY. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

          10. DEFINITIONS. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

          11. SEVERABILITY; SEPARATE ACTION. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                     FUND:    KEMPER NEW EUROPE FUND, INC. (THE "FUND")
                     CLASS:   CLASS C (THE "CLASS")

                  FORM OF AMENDED AND RESTATED RULE 12B-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

          1. COMPENSATION. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

          2. ADDITIONAL SERVICES. Pursuant to the terms of an Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

          3. PERIODIC REPORTING. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

          4. CONTINUANCE. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

          5. TERMINATION. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

          6. AMENDMENT. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

          7. SELECTION OF NON-INTERESTED BOARD MEMBERS. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

          8. RECORDKEEPING. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

          9. LIMITATION OF LIABILITY. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

          10. DEFINITIONS. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

          11. SEVERABILITY; SEPARATE ACTION. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                                    EXHIBIT C

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                          KEMPER NEW EUROPE FUND, INC.

         Kemper New Europe Fund, Inc. a Maryland corporation, having its principal office in Maryland in Baltimore City (hereinafter called the
"Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  ARTICLE I: The Charter of the Corporation is amended and as so amended is restated in its entirety by striking out Articles First through Twelfth and inserting in lieu thereof the following:

                  "FIRST: The undersigned, Joshua M. Levine, whose address is One Citicorp Center, 153 East 53rd Street, New York, New York 10022, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the Maryland General Corporation Law.

                  SECOND: The name of the Corporation is Kemper New Europe Fund, Inc. (the "Corporation").

                  THIRD: The purposes for which the Corporation is formed are to operate and carry out the business of an open-end management investment company under the Investment Company Act of 1940, as amended, and generally to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law.

                  FOURTH: The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

                  FIFTH: (1) The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000), all of which shall be Common Stock having a par value of one-tenth of one cent ($0.001) per share and an aggregate par value of five hundred thousand dollars ($500,000). Until such time as the Board of Directors shall provide otherwise in accordance with paragraph (1)(d) of Article Seventh hereof, two hundred million (200,000,000) of the authorized shares of Common Stock of the Corporation are classified as Class A Common Stock, one hundred million (100,000,000) of such shares are classified as Class B Common Stock, one hundred million (100,000,000) of such shares are classified as Class C Common Stock and one hundred million (100,000,000) of such shares are classified as Class M Common Stock.

                  (2) As more fully set forth hereafter, the assets and liabilities and the income and expenses attributable to each class of the Corporation's stock shall be determined separately from those of each other class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to stockholders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to stockholders of the Corporation's stock may vary from class to class.

                  (3) The assets of the Corporation attributable to each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class M Common Stock shall be invested in the same investment portfolio of the Corporation.

                  (4) The  allocations  of  investment  income  and  losses  and
          capital  gains  and  losses  and  expenses  and   liabilities  of  the
          Corporation among each of the classes of Common Stock of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, as amended. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and losses, capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

                  (5) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to each class of stock may vary with respect to each such class to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may provide that dividends and distributions on the Class M Common Stock may be paid or reinvested in shares of Class A Common Stock. The Board of Directors may provide that dividends and distributions shall be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period, not to exceed 72 hours, prior to the record date of the dividend or distribution.

                  (6) On each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each such share standing in such holder's name upon the books of the Corporation regardless of the class thereof, and all shares of all classes shall vote together as a single class; provided, however, that
          (i) when the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, requires that a class vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class or classes; (ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more classes, then, subject to (iii) below, the shares of all other classes shall vote as one single class; and (iii) as to any matter, which, in the judgment of the Board of Directors (which shall be conclusive and binding for all purposes), does not affect the interests of a particular class, such class shall not be entitled to any vote and only the holders of shares of the affected class or classes shall be entitled to vote.

                  (7) In the event of the liquidation or dissolution of the Corporation, stockholders of each class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not attributable to any particular class of stock, the assets attributable to the class less the liabilities allocated to that class; and the assets so distributable to the stockholders shall be distributed among the stockholders in proportion to the number of shares of the class held by them and recorded on the books of the Corporation. In the event that there are any general assets not attributable to any particular class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all classes in proportion to the net asset value of the respective classes or as otherwise determined by the Board of Directors.

                  (8) To the extent permitted by law, each holder of shares of the Corporation's stock shall be entitled to require the Corporation to redeem all or any part of the shares of stock of the Corporation standing in the name of the holder on the books of the Corporation, and all shares of stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of the shares as in effect from time to time as may be determined by or pursuant to the direction of the Board of Directors of the Corporation in accordance with the provisions of Article Seventh, less the amount of any applicable redemption charge, deferred sales charge or other amount imposed by the Board of Directors (to the extent consistent with applicable law), subject to the right of the Board of Directors of the Corporation to suspend the right of redemption or postpone the date of payment of the redemption price in accordance with provisions of applicable law. The proceeds of the redemption of a share (including a fractional share) of any class of stock of the Corporation shall be reduced by the amount of any redemption charge, deferred sales charge or other amount payable on such redemption pursuant to the terms of issuance of such shares or otherwise imposed by the Board of Directors. Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time, at the Corporation's option, to redeem, in whole or in part, the shares owned by any holder of stock of the Corporation (i) if the redemption is, in the opinion of the Board of Directors of the Corporation, desirable in order to prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended, or (ii) if the value of the shares in the account maintained by the Corporation or its transfer agent for any class of stock for the stockholder is below an amount determined from time to time by the Board of Directors of the Corporation (the "Minimum Account Balance") and (a) the stockholder has been given notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least the Minimum Account Balance before the redemption is effected by the Corporation or (b) the redemption is with respect to fees to be paid by the stockholder to the Corporation for failing to maintain the Minimum Account Balance or (iii) the Board of Directors has otherwise determined that it is in the best interests of the Corporation to redeem the Shares. Notwithstanding any other provision of this Article FIFTH (8), if certificates representing the redeemed shares have been issued, the redemption price need not be paid by the Corporation until such certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for such purpose; however, the redemption shall be effective in accordance with the action of the Board of Directors, regardless of whether or not such presentation has been made. Payment of the redemption price shall be made in cash by the Corporation at the time and in the manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist that make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment wholly or partly by securities or other property included in the assets allocable to the class of the shares for which redemption is being sought, the value of which shall be determined as provided herein.

                  (9) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement. Without limiting the generality of the foregoing, each share (or fraction of a share) of Class M Common Stock that is issued and outstanding as of SEPTEMBER 3, 200__ shall be converted automatically, without any action or choice on the part of the holder, into a share (or such fractional share), of Class A Common Stock of the Corporation based on relative net asset values at the time of conversion, and outstanding certificates previously representing the issued and outstanding shares of Class M Common Stock shall thereafter represent Class A Common Stock in the resulting number of whole shares.

                  (10) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right, if any, to receive a stock certificate representing fractional shares.

                  (11) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

          SIXTH: The Corporation currently has seven directors. The number of directors of the Corporation may be changed pursuant to the By-Laws of the Corporation, but shall not be less than the number of directors required under the Maryland General Corporation Law.

          SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

                  (1) In addition to its other powers explicitly or implicitly granted under the Charter of the Corporation, by law or otherwise, the Board of Directors of the Corporation:

                       (a) is  expressly  and  exclusively  authorized  to make,
                  alter, amend or repeal the By-Laws of the Corporation;

                       (b) may  from  time to time  determine  whether,  to what
                  extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by resolution of the Board of Directors of the Corporation;

                       (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board may deem advisable;

                       (d) is authorized to classify or to reclassify, from time
                  to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption for the stock. The provisions of these Articles of Amendment and Restatement (including those in Article FIFTH hereof) shall apply to each class of stock unless otherwise provided by the Board of Directors prior to issuance of any shares of that class;

                       (e) is empowered to authorize and issue, without stockholder approval, obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation;

                       (f) Notwithstanding anything in this Charter to the contrary, is authorized to establish in its absolute discretion the basis or method for determining the value of the assets attributable to any class, the value of the liabilities attributable to any class and the net asset value of each share of any class of the Corporation's stock; and

                       (g)  is  authorized  to  determine  in  accordance   with
                  generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose; to set apart out of any funds of the Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any other funds legally available therefor, at such intervals as it shall determine; to declare dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; and to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

                  (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or of any class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon subject to any applicable requirements of the Investment Company Act of 1940, as amended, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto.

                  (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class entitled to vote as a class on the matter shall constitute a quorum.

                  (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation as to the allocation of any asset of the Corporation to a particular class or classes of the Corporation's stock, as to the charging of any liability or expense of the Corporation to a particular class or classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

                  EIGHTH: (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

                           (2)  The  Corporation  shall  indemnify  and  advance
          expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

                           (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                           (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

                  NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  TENTH: No holder of the Common stock of the Corporation or of any other class of stock or securities which may hereafter be created shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class, or of rights or options to purchase any stock, or of securities convertible into, or carrying rights or options to purchase, stock of any class, whether now or hereafter authorized or whether issued for a consideration other than money or by way of a dividend or otherwise, and all such rights are hereby waived by each holder of Common Stock and of any other class of stock which may hereafter be created."

                  ARTICLE II: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Charter currently in effect as herein amended. The current address of the principal office of the Corporation, and the name and address of the Corporation's current resident agent are as set forth herein. The number of directors is currently set at [twelve] and their names are [NAMES OF DIRECTORS TO BE UPDATED].

                  ARTICLE III: The amendment and restatement of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders.

                  ARTICLE IV: These Articles of Amendment and Restatement shall become effective on_______________, 2001 at __________ [a.m./p.m.] Eastern Time.

                  IN WITNESS WHEREOF, Kemper New Europe Fund, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, _________________________, and witnessed by its Secretary, ___________________________, as of ____________________, 2001.



                  The President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of this amendment and restatement of the Corporation's Charter are true in all material respects and that this statement is made under penalties of perjury.

                                             By:     ___________________________
                                                     President

Witness:



Secretary

                                   APPENDIX 1
                                DISTRIBUTION FEES

         The following table discloses fees paid by the Fund, on behalf of Classes B and C, during the fiscal year ended October 31, 2000, pursuant to the distribution plans applicable to Class B and Class C.


                                       Fees Paid Pursuant to
                                        Distribution Plan as
                 Aggregate Fees Paid      a Percentage of
                     Pursuant to         Fund's Average Net
                  Distribution Plan         Assets During       Amounts Paid to
      Class         During Period             Period             Affiliates(1)

     Class B

     Class C

(1) This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI or KDI, an affiliated person of such person, or a person that during the fiscal year ended October 31, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

                                   APPENDIX 2

                BENEFICIAL OWNERS OF MORE THAN 5% OF FUND SHARES

                                   APPENDIX 3

                   FUND SHARES OWNED BY NOMINEES AND DIRECTORS

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

KEMPER NEW EUROPE FUND, INC.      SPECIAL MEETING OF SHAREHOLDERS - MAY 24, 2001

          I hereby appoint Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

          I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

          This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                        PLEASE SIGN, DATE AND RETURN PROMPTLY
                                              IN THE ENCLOSED ENVELOPE.
                                                NO POSTAGE IS REQUIRED.

                         Dated ___________________, 2001

                         PLEASE  SIGN  EXACTLY  AS  YOUR  NAME OR
                         NAMES   APPEAR.   WHEN   SIGNING  AS  AN
                         ATTORNEY,    EXECUTOR,    ADMINISTRATOR,
                         TRUSTEE OR  GUARDIAN,  PLEASE  GIVE YOUR
                         FULL TITLE AS SUCH.

                         -----------------------------------------



                         -----------------------------------------
                               Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1                            PLEASE VOTE BY FILLING IN THE BOXES BELOW.

To elect  Directors to hold office until         FOR           WITHHOLD
their  respective  successors  have been    all nominees     authority to
duly  elected  and  qualified  or  until   listed (except    vote for all
their earlier resignation or removal.        as noted in    nominees listed
                                           space provided)

NOMINEES: (01) John W. Ballantine,  (02)       [  ]              [  ]
          Lewis A. Burnham, (03) Mark S.
          Casady,    (04)    Linda    C.
          Coughlin,   (05)   Donald   L.
          Dunaway,  (06) James R. Edgar,
          (07) William F.  Glavin,  (08)
          Robert   B.   Hoffman,    (09)
          Shirley D. Peterson, (10) Fred
          B.  Renwick,  (11)  William P.
          Sommers,    (12)    John    G.
          Weithers.

------------------------------------------

INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO
VOTE FOR ANY INDIVIDUAL  NOMINEE,  WRITE
THE  NAME(S)  ON  THE  LINE  IMMEDIATELY
BELOW.



                                           FOR         AGAINST         ABSTAIN
PROPOSAL 2

To  approve a Rule 12b-1 Plan (for Class   [  ]         [  ]            [  ]
A)  and an  Amended  and  Restated  Rule
12b-1  Plan  (for  each  of  Class B and
Class   C).   As    described   in   the
accompanying       Proxy      Statement,
shareholder  approval of Proposal 2 by a
Class will not result in any increase in
fees  or   expenses   for  that   Class.

PROPOSAL 3

To approve  Articles  of  Amendment  and   [  ]         [  ]            [  ]
Restatement of the Fund's Articles of Incorporation.

PROPOSAL 4

To ratify the selection of Ernst & Young   [  ]         [  ]            [  ]
LLP as the independent auditors for the Fund for the Fund's current fiscal year.


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE